UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report: February 21, 2012
Date of Earliest Event Reported: February 15, 2012
______________________________
______________________________
1111 West Jefferson Street, Suite 200
Boise, Idaho 83702-5388
(Address of principal executive offices) (Zip Code)
(208) 384-7000
(Registrants' telephone number, including area code)

Commission File Number	Exact name of registrant as specified in its charter	IRS Employer Identification No.	State or other jurisdiction of incorporation
001-33541 333-166926-04	Boise Inc. BZ Intermediate Holdings LLC	20-8356960 27-1197223	Delaware Delaware
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
This Form 8-K filing is a combined report being filed separately by two registrants: Boise Inc. and BZ Intermediate Holdings LLC. Unless the context indicates otherwise, any reference in this report to the "company," "we," "us," "our," or "Boise" refers to Boise Inc. together with BZ Intermediate Holdings LLC and its consolidated subsidiaries.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)	Compensatory Arrangements of Certain Officers.
On February 15, 2012, the compensation committee of our board of directors approved the following compensation arrangements for our named executive officers:
Approval of 2012 Equity Awards
On March 15, 2012, our named executive officers will be granted 2012 equity awards under our Boise Inc. Incentive and Performance Plan, the values of which will be as shown in the following table:

Name and Principal Position	Restricted Stock Value (34%)	Restricted Stock Units Value (34%)	Stock Options Value (33%)	Performance Units Value (33%)

Alexander Toeldte President and Chief Executive Officer	$802,400	$—	$778,800	$778,800

Robert A. Warren Executive Vice President and Chief Operating Officer	—	248,200	240,900	240,900

Judith M. Lassa Senior Vice President, Paper and Specialty Products	—	129,200	125,400	125,400

Restricted Stock/Restricted Stock Units
The first component of the 2012 equity awards consists of service-condition vesting restricted stock or restricted stock units. One-third (1/3) of the shares or units will vest on March 15, 2013, one-third (1/3) will vest on March 17, 2014, and the final one-third (1/3) will vest on March 16, 2015, subject to the provisions of the Restricted Stock (Restricted Stock Unit) Award Agreements.
Stock Options
The second component of the 2012 equity awards consists of nonqualified stock options to purchase shares of our common stock at a price to be based on the closing stock price on the date of grant (March 15, 2012). One-third (1/3) of the option amount will vest and become exercisable on March 15, 2013, one-third (1/3) will vest and become exercisable on March 17, 2014, and the final one-third (1/3) will vest and become exercisable on March 16, 2015, subject to the provisions of the Nonqualified Stock Option Award Agreements.
Performance Units
The final component of the 2012 equity awards consists of performance units. Fifty percent (50%) of the performance units will vest on March 17, 2014, and the remaining fifty percent (50%) will vest on March 16, 2015, subject to the provisions of the Performance Unit Award Agreements. The number of performance units awarded will be adjusted based on the achievement of RONOA (our Adjusted Operating Income divided by the sum of average Property, Plant and Equipment, average Goodwill and Other Intangible Assets, and average Operating Working Capital). RONOA will be measured for the period beginning on January 1, 2012, and ending on December 31, 2013. Target RONOA is 10.0%. The following table identifies adjustment multiples for specified levels of RONOA:

RONOA	Adjustment Multiple
7.9%	30%
8.5%	50%
10.0%	100%
11.5%	150%
13.0%	200%
The above summaries of the three components of the 2012 equity awards do not purport to be complete and are subject to and qualified in their entirety by reference to the text of the forms of the Restricted Stock (Restricted Stock Unit) Award Agreement, the Nonqualified Stock Option Award Agreement, and the Performance Unit Award Agreement filed as Exhibits 99.1, 99.2, 99.3, and 99.4, respectively, to this current report on Form 8-K. Exhibits 99.1, 99.2, 99.3, and 99.4 are incorporated by reference into this Item 5.02.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.
The following exhibits are filed as part of this current report on Form 8-K:

Exhibit Number	Description

Exhibit 99.1	Form of Boise Inc. Restricted Stock Award Agreement dated March 15, 2012 (Officers)
Exhibit 99.2	Form of Boise Inc. Restricted Stock Unit Award Agreement dated March 15, 2012 (Officers)
Exhibit 99.3	Form of Boise Inc. Nonqualified Stock Option Award Agreement dated March 15, 2012 (Officers)
Exhibit 99.4	Form of Boise Inc. Performance Unit Award Agreement dated March 15, 2012 (Officers)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

BOISE INC.		BZ INTERMEDIATE HOLDINGS LLC

By:	/S/ KAREN E. GOWLAND	By:	/S/ KAREN E. GOWLAND
	Karen E. Gowland Senior Vice President, General Counsel and Secretary		Karen E. Gowland Senior Vice President, General Counsel and Secretary
Date: February 21, 2012

4